Thrivent Retirement Choice Variable Annuity
Thrivent Variable Annuity Account I

Summary Prospectus for New Investors
April 30, 2022
This Summary Prospectus summarizes key features of the Thrivent Retirement Choice Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized  under Wisconsin law. Before you invest, you should review the full Prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other information about the Contract online at dfinview.com/Thrivent/RetirementChoice. You can also obtain this information in paper at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the full Prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals	If you withdraw money from the Contract within 7 years of your last premium payment, you may be assessed a Surrender Charge. Each premium payment will have its own 7-year Surrender Charge. The maximum Surrender Charge is 7% during the first two years and decreases by 1% for the next five years. If you make an early withdrawal, you could pay a Surrender Charge of up to $7,000 on a $100,000 investment.			Charges
Transaction Charges	In addition to Surrender Charges, there may also be charges for other transactions.
You may make 24 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.
	You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of the Accumulated Value in each Subaccount)	0.50%	1.25%
	Investment Options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio	0.23%	1.42%
	Optional benefits available for an additional charge (only one optional benefit may be selected)	Minimum	Maximum
	Thrivent Income Builder (GLWB) Rider Charge (as a percentage of the Benefit Base)	0.50%	2.50%
	Maximum Anniversary Death Benefit (MADB) Rider Charge (as a percentage of the MADB value)	0.20%	0.50%
	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract , which could add Surrender Charges that substantially increase costs.

	Lowest Annual Cost: $1,506	Highest Annual Cost: $3,663
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits	Thrivent Income Builder GLWB Rider
	No sales charges	No sales charges
	No additional premium payments, transfers or withdrawals	No additional premium payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	Not a short-term investment. Not appropriate for you if you need ready access to cash. Each premium payment has a 7-year Surrender Charge that may decrease the surrender value.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract. Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.		Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Investments	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account.
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. You will receive notice if Thrivent changes investment restrictions.
	We reserve the right to add, delete, combine or substitute investment options.		Purchases and Contract Value Fixed Account Portfolios Available Under Contracts with GLWB Rider
Optional Benefits	You may only select the GLWB Rider or the MADB Rider at the time of Contract application. Only one optional benefit may be selected.
Withdrawals that exceed the limits under the GLWB Rider may reduce the Benefit Base by an amount greater than the value withdrawn or could terminate the benefit.
	The MADB is decreased by the same proportion as the Accumulated Value was decreased by a partial surrender. This may reduce the rider value by an amount greater than the value withdrawn or could terminate the benefit.		Benefits Available Under the Contract

TAXES		Location in Statutory Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1⁄2 and no exception applies.	Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Financial advisors or professionals receive compensation for selling the Contracts. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contract
Exchanges	Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes - Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract , and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. Annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime. There is also an optional GLWB Rider, which you may add for an additional charge. With a GLWB Rider you may take out guaranteed withdrawal amounts for life, as long as you do not exceed the specified amount permitted.
The Contract offers a Standard Death Benefit if an Owner dies before the Maximum Annuity Date. For an additional charge, you may purchase an optional death benefit (MADB Rider) which may increase the death benefit if the Owner dies before the Maximum Annuity Date. After any Annuity Date, amounts payable from that annuitized portion, if any, depend upon the terms of the settlement option.
For whom is the Contract appropriate?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account. For the current Fixed Account interest rate, please call our Service Center at 1-800-847-4836.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging:   You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable Portfolios . Either dollar cost averaging program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
If you have the GLWB Rider, quarterly asset rebalancing will happen automatically to conform with the GLWB investment restrictions.

Death Benefits: We will pay Death Proceeds upon the death of an Owner, or the annuitant if the Owner is a Non-Natural Person. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate. The amount of Death Proceeds is the greater of the Accumulated Value or the Standard Death Benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option selected.
What optional benefits are available for an additional cost?
Maximum Anniversary Death Benefit (MADB) Rider: The MADB Rider provides for a death benefit calculation that takes into account the highest Accumulated Value on any contract anniversary (up to Contract Age 80), adjusted for any premiums or surrenders made after that anniversary. The death benefit is calculated at the end of the valuation period during which we receive at our Service Center a certified copy of the death certificate. It is the Accumulated Value, Standard Death Benefit or MADB, whichever is highest. Once calculated, the death proceeds continue to be subject to the investment experience of the Subaccounts.  When a beneficiary provides a claim form in good order, that beneficiary's share of the death proceeds will be removed from the market.
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider:  The GLWB Rider provides for annual guaranteed withdrawal amounts for as long as you live, even if your Contract’s value is depleted. On the Date of Issue, you will have a GLWB Benefit Base equal to your initial premium. Thereafter, your GLWB Benefit Base will be adjusted for additional premiums. The more your Benefit Base grows, the higher guaranteed amount you will have when you begin taking withdrawals. You have the potential to grow your Benefit Base and increase your lifetime withdrawals in three ways:
Credits – If there are no withdrawals in the Contract Year, the Benefit Base will increase by a Credit Amount for 10 years, or up to contract age 80, if sooner.The GLWB Credit Percentage is multiplied by your current Credit Base. Initially, the Credit Base is equal to the premium paid, and is increased by additional premiums paid. The Credit Base is also adjusted for any excess withdrawals taken.
Step-ups - If your Contract’s value is greater than your Benefit Base on your Contract Anniversary, the Benefit Base steps-up to the new contract value and is locked in as your new Benefit Base. The Credit Base is increased to equal the stepped-up Benefit Base.
•	Your future annual credits will then be based off your new Credit Base following a step-up.
•	A new 10-year crediting period starts.
Guaranteed Minimum - If you haven’t taken any withdrawals in the first 12 years or until you reach age 71 (whichever is later), your Benefit Base is guaranteed to be a specified percentage (see Rate Sheet) of first year premiums plus a specified percentage (see Rate Sheet) of all other premiums.
The first time you take a withdrawal, a calculation occurs to determine the amount you can withdraw each Contract Year, without affecting your future guarantees. This amount is called the Guaranteed Annual Withdrawal Amount (GAWA). This initial GAWA is calculated by applying a Guaranteed Withdrawal Percentage to your Benefit Base. While you may withdraw more than the GAWA in a Contract Year , an additional withdrawal can result in a GLWB Excess Surrender, thereby reducing your future guarantees.
The GAWA may change from year to year depending on whether the Benefit Base was increased or decreased as a result of GLWB Excess Surrenders. Withdrawals of the GAWA are taxed in the same manner as partial surrenders under the Contract .
Please see the full Prospectus for more information and examples of how this rider works.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Standard Death Benefit	Pays the beneficiary if the owner dies during the accumulation phase.	Standard	No additional charge	♦ Withdrawals reduce the benefit.
Maximum Anniversary Death Benefit (MADB) Rider	May increase the amount of the death benefit if the owner dies during the accumulation phase. It can provide you with an increased death benefit based on the Accumulated Value on a Contract Anniversary.	Optional	0.50% [1]	♦ Only available at issue if you are no more than Issue Age nearest 75. ♦ This is not available if the GLWB Rider is selected. ♦ Withdrawals reduce the benefit.
[1]	See Charges-MADB Rider Charge in the full Prospectus for more information.
Living Benefit
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to a Guaranteed Annual Withdrawal Amount (GAWA) each Contract Year for life, as long as you don’t exceed the amount permitted.	Optional	2.50% [2]	♦ Only available at issue if you are
age nearest 50 to 85 on the Rider Date of Issue.
♦ The minimum required premium is $25,000.
♦ This is not available if the MADB Rider is selected.
♦ Withdrawals reduce the benefit.
[2]	See Charges-Thrivent Income Builder (GLWB) Rider Charge in the full Prospectus for more information.
Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	♦ You may not include the Fixed Account.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account. If you have the GLWB Rider, quarterly asset rebalancing will happen automatically to conform with the GLWB investment restrictions.	Standard	None	♦ You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing payments drawn from your investment options during the Accumulation Phase.	Standard	None	♦ Surrender Charges may apply to amounts in excess of the free amount. ♦ Taxes or penalties may apply.
Free Surrender Amounts	Surrender Charges apply only to amounts that exceed the greatest of 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year, the Contract’s earnings or Required Minimum Distribution.	Standard	None	♦ A 10% free surrender amount applies to each separate Contract Year.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	♦ Confinement must begin after the Contract has been issued and must continue at least 30 days.
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	♦ Certification from a licensed physician acting within the scope of his or her license will be required.

Buying the Contract
How do I buy the Contract ?
In order to purchase a Contract, you must submit an application to us through a financial professional or advisor. We only offer the Contract to a Thrivent member or to a person eligible for Thrivent membership who is also applying for membership.
What are the requirements to buy a Contract?
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with an IRA. If your Contract is issued in connection with an IRA, the minimum acceptable premium is $2,000. A minimum premium of $25,000 is required to add the Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract, but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
No premiums are allowed once any Owner reaches Contract Age 88.
Making Withdrawals: Accessing the Money in Your Contract
What should I know about surrender or withdrawals?
If you request a surrender or withdrawal on or before the Maximum Annuity Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable Surrender Charge and tax withholding. Withdrawals must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $2,000.
When will you process my request?
Your request will be processed when we receive it in good order. If we receive your request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation. Your request will be processed at the end of the Valuation Period during which the requirements are completed. We will pay you the proceeds within seven days after your request is received in good order.
Are there tax consequences if I take a surrender or withdrawal?
You should consult with a tax professional to determine the tax implications of an investment in or a surrender or withdrawal from the Contract . There is no additional tax benefit if the Contract is purchased through an IRA. The taxable portion of withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty if under age 59 1/2 and an exception does not apply.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes do not apply.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Surrender Charge (as a percentage of purchase payments)[1]	7%
Transfer Charge[2]	$25
[1]	We may assess a Surrender Charge for partial surrenders or surrenders that exceed the free surrender amount. Each Premium Payment will have its own 7-year Surrender Charge schedule. Earnings in the Contract are removed first and always without a Surrender Charge. Then, premiums are removed from the Contract on a first-in, first-out basis and are assessed Surrender Charges based on full years since allocation. The Surrender Charge is 7% during the first two years and decreases by 1% for the next five years.
[2]	You are allowed 24 transfers each Contract Year without a Transfer Charge. Transfers in excess of 24 will incur a $25 fee. Be advised additional transfers may be subject to our frequent trading policies.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add an optional benefit at the time of application and can only select the MADB Rider or the GLWB Rider. You may not select both.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$50	$50
Base Contract Expenses[4]	1.25%	1.25%
Maximum Anniversary Death Benefit (MADB) Rider Charge[5]	0.50%	0.25%
Thrivent Income Builder (GLWB) Rider Charge[6]	2.50%	See Rate Sheet
[3]	See Charges-Administrative Expenses for more information.
[4]	The Base Contract Expense pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
[5]	See Charges - Maximum Anniversary Death Benefit (MADB) Rider Charge in the full Prospectus.
[6]	See Charges - Thrivent Income Builder Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge in the full Prospectus.
Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for Settlement Options that can be surrendered)	0.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the full Prospectus.

The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract . A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.42%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [7]
[7]	The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
Example: Contract with the Thrivent Income Builder (GLWB) Rider
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the Contract has the most expensive optional benefit (GLWB Rider). Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$10,878	$20,702	$30,164	$57,007
Minimum Portfolio Expenses:	$ 9,769	$17,414	$24,707	$46,422
If you annuitize your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$10,878	$20,702	$30,164	$57,007
Minimum Portfolio Expenses:	$ 9,769	$17,414	$20,951	$46,422
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$ 4,551	$15,325	$26,634	$57,007
Minimum Portfolio Expenses:	$ 3,367	$ 11,839	$20,951	$46,422

[8]	For this example, the following assumptions are used: 2.50% optional benefit charge, 1.25% mortality and expense risk charge and Portfolio operating expenses ranging from 1.42% to 0.23%.

Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts and/or the Fixed Account on or before the Maximum Annuity Date.
Annuity Date	A date when Annuity Income payments begin.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this Prospectus.
Contract Anniversary	The same month and day of each year after issue as in the Date of Issue.
Contract Year	The first Contract Year begins on the Date of Issue and continues through the day before the first Contract Anniversary. Thereafter, a Contract Year begins on one Contract Anniversary and continues through the day before the next Contract Anniversary.
Date of Issue	The date when the Initial Premium is allocated to the subaccounts of the Variable Account and to the Fixed Account.
Fixed Account	An investment allocation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount. For the current interest rate, please call our Service Center at 1-800-847-4836.
Issue Age	A person’s age on his or her birthday nearest the Date of Issue.
Maximum Annuity Date	The latest date when Annuity Income payments must begin.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Owner, you, your, yours	The owner(s) of this contract.
Portfolio	A mutual fund in which a Subaccount invests. Each Subaccount invests exclusively in the shares of a corresponding Portfolio.
Qualified Plan	A contract governed by the requirements of Section 408, or 408A of the Internal Revenue Code, as amended.
Rate Sheet	A prospectus supplement, that will be filed periodically, where we declare the current features applicable on our Thrivent Income Builder (GLWB) Rider.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period. Each premium payment has its own 7-year Surrender Charge period.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/RetirementChoice. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation - 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation - 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation - 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation - 30% to 50% Equity	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
Allocation - 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Bank Loan	Eaton Vance VT Floating-Rate Income Portfolio Initial Class	1.18%	3.63%	3.19%	3.53%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Portfolio Service Class 2	1.16%	-2.41%	14.71%	8.17%
	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	1.12%	-2.66%	4.44%	4.31%
Equity Energy	Fidelity® VIP Energy Portfolio Service Class 2	0.90%	54.83%	-3.55%	0.02%
Foreign Large Blend	American Funds IS® International Growth and Income Portfolio Class 4	1.03% [1]	5.09%	8.49%	6.72%
	Thrivent International Allocation Portfolio (Subadvisor for international small-cap equity assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Foreign Large Growth	American Funds IS® International Portfolio Class 4	1.04%	-1.71%	9.37%	7.88%
	Fidelity® VIP International Capital Appreciation Portfolio Service Class 2	1.07%	12.11%	16.56%	12.88%
Foreign Large Value	Putnam VT International Value Portfolio Class IB	1.12%	14.94%	8.09%	7.01%
Foreign Small/Mid Blend	John Hancock VIT International Small Company Trust Series II	1.20% [1]	13.47%	9.11%	9.15%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Global Real Estate	MFS® Variable Insurance Trust III Global Real Estate Portfolio Service Class	1.17% [1]	29.87%	12.71%	11.91%
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Inflation- Protected Bond	PIMCO VIT Real Return Portfolio Advisor Class	0.77%	5.48%	5.23%	2.95%
Intermediate Core Bond	Goldman Sachs VIT Core Fixed Income Portfolio Service Class	0.67% [1]	-2.23%	3.58%	3.16%
	John Hancock VIT Core Bond Trust Series II	0.86% [1]	-2.23%	3.25%	2.83%
Intermediate Core-Plus Bond	BlackRock Total Return V.I. Portfolio Class III	0.78% [1]	-1.69%	3.60%	3.30% [5]
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	American Funds® IS Growth-Income Portfolio Class 4	0.79%	23.80%	16.10%	15.14%
	MFS® Variable Insurance Trust II Core Equity Portfolio Service Class	1.08% [1]	25.05%	18.63%	16.25%
	Principal Capital Appreciation Portfolio Class 2	0.88%	27.50%	18.28%	15.78%
	Putnam VT Research Class IB	0.98%	24.13%	18.44%	16.39%
	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Janus Henderson Forty Portfolio Service Class	1.02%	22.60%	25.27%	20.00%
	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Fidelity® VIP Value Portfolio Service Class 2	0.89%	29.72%	12.45%	13.41%
	MFS® Variable Insurance Trust Value Series Portfolio Service Class	0.95% [1]	25.16%	11.97%	13.13%
	Principal VC Equity Income Portfolio Class 2	0.72%	22.15%	13.83%	13.03%
	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Long Government	PIMCO VIT Long-Term U.S. Government Portfolio Advisor Class	0.755%	-4.88%	6.04%	4.08%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%
Mid-Cap Growth	Janus Henderson Enterprise Portfolio Service Class	0.96%	16.54%	18.84%	16.93%
	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]
Mid-Cap Value	MFS® Variable Insurance Trust III Mid Cap Value Portfolio Service Class	1.04% [1]	30.60%	12.15%	13.31%
	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market- Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
Multisector Bond	John Hancock VIT Strategic Income Opportunities Trust Series II	0.95% [1]	0.70%	3.82%	4.58%
	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Goldman Sachs VIT Small Cap Equity Insights Portfolio Service Class	1.06% [1]	23.50%	11.06%	12.65%
	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	MFS® Variable Insurance Trust New Discovery Series Portfolio Service Class	1.12% [1]	1.57%	21.00%	15.87%
	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
Small Value	Franklin Small Cap Value VIP Portfolio Class 2	0.91%	25.37%	9.94%	12.13%
Technology	MFS® Variable Insurance Trust II Technology Portfolio Service Class	1.12% [1]	13.43%	26.00%	20.52%
World Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) Advisor Class	1.02%	-4.25%	3.01%	1.44%
	Templeton Global Bond VIP Class 2	0.76%	-4.99%	-0.94%	1.13%
World Large-Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
World Large-Stock Growth	American Funds® IS Global Growth Portfolio Class 4	0.92% [1]	16.14%	19.39%	15.41%
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
5The returns for Class III shares prior to August 14, 2012, the recommencement of operations of Class III shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
Portfolios Available Under Contracts with GLWB Rider
If you have the Thrivent Income Builder (GLWB) Rider, your allocations to the Subaccounts will be restricted by Subaccount Classifications, Required Allocation Percentages, and Allocation Options. You will receive notice if these change in the future.
Thrivent Income Builder (GLWB) Rider Groups and Allocation Percentages
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 1 Thrivent Fixed Account	See Rate Sheet

Thrivent Income Builder (GLWB) Rider Groups and Allocation Percentages
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 2
BlackRock Total Return V.I. Portfolio
Eaton Vance VT Floating-Rate Income Portfolio
Goldman Sachs VIT Core Fixed Income Portfolio
John Hancock VIT Core Bond Portfolio
John Hancock VIT Strategic Income Opportunities Portfolio
PIMCO VIT Global Bond Opportunities (unhedged) Portfolio
PIMCO VIT Long-Term US Government Portfolio
PIMCO VIT Real Return Portfolio
Templeton Global Bond VIP Portfolio
Thrivent Government Bond Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Portfolio	See Rate Sheet
Group 3
American Funds IS® Global Growth Portfolio
American Funds IS® Growth-Income Portfolio
American Funds IS® International Portfolio
American Funds IS® International Growth and Income Portfolio
Fidelity® VIP Value Portfolio
Fidelity® VIP International Capital Appreciation Portfolio
Janus Henderson VIT Enterprise Portfolio
Janus Henderson VIT Forty Portfolio
MFS® VIT II Core Equity Portfolio
MFS® VIT III Mid Cap Value Portfolio
MFS® VIT Value Series Portfolio
Principal Capital Appreciation Portfolio
Principal VC Equity Income Portfolio
Putnam VT International Value Portfolio
Putnam VT Research Portfolio
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent International Allocation Portfolio
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Low Volatility Equity Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Multidimensional Income Portfolio
Thrivent Opportunity Income Plus Portfolio	See Rate Sheet

Thrivent Income Builder (GLWB) Rider Groups and Allocation Percentages
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGES
Group 4
Franklin Small Cap Value VIP Portfolio
Goldman Sachs VIT Small Cap Equity Insights Portfolio
John Hancock VIT International Small Company Portfolio
MFS® VIT New Discovery Series Portfolio
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio	See Rate Sheet
Group 5
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Energy Portfolio
MFS® VIT II Technology Portfolio
MFS® VIT III Global Real Estate Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Real Estate Securities Portfolio	See Rate Sheet

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This Summary Prospectus incorporates by reference the Thrivent Retirement Choice Variable Annuity Prospectus and Statement of Additional Information (SAI), both dated April 30, 2022, as amended and supplemented.
The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the Prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/RetirementChoice. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Form #ICC20 W-BZ-FPVA and state variations
EDGAR Contract No.C000220060	32066SPR R4-22